Capital management (Tables)	12 Months Ended
Mar. 31, 2020
Text block [abstract]
Summary of Capital
The following table summarizes the capital of the Group:

As at March 31,	2019	2020	2020
	( ₹ in million)	( ₹ in million)	(US dollars in million)
Equity	731,946	681,895	9,045

Cash and cash equivalents (Note 20 and 21)	73,331	51,558	684
Short term investments (Note 19)	292,112	327,210	4,340
Structured Investment net of liability	27,018	—	—

Total cash (a)	392,461	378,768	5,024
Current borrowings (Note 22)	315,053	212,231	2,815
Non-current borrowings (Note 22)	347,209	367,244	4,871

Total debt (b)	662,262	579,475	7,686
Net debt (c=(b-a))	269,801	200,707	2,662

Total capital (equity+net debt)	1,001,747	882,602	11,707

Gearing ratio	0.3	0.2	0.2